HENDERSON GLOBAL FUNDS

Henderson World Select Fund

Supplement dated June 20, 2013
to the Prospectus dated November 30, 2012,
as amended and restated March 11, 2013

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus.

The Board of Trustees of Henderson Global Funds (the “Trust”) has approved an Agreement and Plan of Liquidation and Termination for Henderson World Select Fund (the “Fund”) pursuant to which the Fund will be liquidated (the “Liquidation”) on or about August 30, 2013 (“Liquidation Date”).  This date may be changed without notice at the discretion of the Trust’s officers.  Shareholders should be aware that, prior to the Liquidation Date, the Fund’s investment adviser, Henderson Global Investors (North America) Inc. (“HGINA”), will cease to pursue the Fund’s investment objective or engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities and distributing its remaining assets to shareholders.

Suspension of Sales and Waiver of CDSCs. Effective July 22, 2013, the Fund will no longer sell shares to new investors or existing investors, provided that the Fund may in its discretion permit investments by certain accounts that require additional time to change investment options.  Effective June 21, 2013, contingent deferred sales charges (“CDSCs”) will be waived for shareholder redemptions.

Mechanics. In connection with the Liquidation, any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed as of the close of business on the Liquidation Date.  The proceeds of any such redemption will be equal to the net asset value of such shares after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities.  The distribution to shareholders of these liquidation proceeds will occur as soon as practicable, and will be made to all Fund shareholders of record at the time of the Liquidation.  Additionally, the Fund must declare and distribute to shareholders any realized capital gains and all net investment income no later than the final Liquidation distribution.  HGINA intends to distribute substantially all of the Fund’s net investment income prior to the Liquidation.

Other Alternatives.  At any time prior to the Liquidation Date, shareholders of the Fund may redeem their shares of the Fund and receive the net asset value thereof, pursuant to the procedures set forth under “How to Purchase, Exchange and Redeem Shares” in the Prospectus.  Shareholders may also exchange their Fund shares for shares of the same class of any other fund of the Trust, as described in and subject to any restrictions set forth under “How to Purchase, Exchange and Redeem Shares” in the Prospectus.

U.S. Federal Income Tax Matters.  Although the Liquidation is not expected to be a taxable event for the Fund, for taxable shareholders, the automatic redemption of shares of the Fund on the Liquidation Date will generally be treated as any other redemption of shares, i.e., as a sale that may result in gain or loss for federal income tax purposes.  Instead of waiting until the Liquidation Date, a shareholder may voluntarily redeem his or her shares prior to the Liquidation Date to the extent that the shareholder wishes to realize any such gains or losses prior thereto.  See “Other Information – Federal Income Tax Considerations” in the Prospectus.  Shareholders should consult their tax advisors regarding the tax treatment of the Liquidation.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

HENDERSON GLOBAL FUNDS

Henderson World Select Fund

Supplement dated June 20, 2013
to the Statement of Additional Information dated November 30, 2012, as amended and restated February 8, 2013

This supplement provides new and additional information beyond that contained in the Statement of Additional Information and should be retained and read in conjunction with the Statement of Additional Information.

Effective August 30, 2013, Henderson World Select Fund will be liquidated. All references to Henderson World Select Fund contained in the Statement of Additional Information are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.